EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2020 Financial Results

SAN RAFAEL, Calif., Oct. 15, 2020 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2020 of $20.1 million and diluted earnings per common share (“EPS”) of $0.74. These results compare to net income of $19.6 million and EPS of $0.72 for the second quarter 2020 and net income of $20.4 million and EPS of $0.75 for the third quarter 2019. The third quarter 2019 results benefited from expense reducing FDIC insurance assessment credits.

“Westamerica is focusing on maintaining superior customer service during the pandemic. In keeping all our branches open, we are following all health orders affecting our business to provide a safe environment for our customers and employees. Westamerica’s non-interest revenues improved $922 thousand in the third quarter 2020 compared to the prior quarter as economic activity showed some improvement. Net interest income on a fully-tax equivalent basis declined $283 thousand in the third quarter 2020 compared to the prior quarter due to low market interest rates. Operating expenses were $24.6 million for the third quarter 2020, representing only 47 percent of revenues on a fully-taxable equivalent basis. Credit quality remained stable with nonperforming loans of $4.7 million at September 30, 2020,” said Chairman, President and CEO David Payne. “Third quarter 2020 results generated an annualized 11.2 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $41.8 million for the third quarter 2020, compared to $42.1 million for the second quarter 2020 and $40.3 million for the third quarter 2019. The annualized net interest margin (FTE) was 2.78 percent for the third quarter 2020, compared to 2.99 percent for the second quarter 2020 and 3.11 percent for the third quarter 2019. The decline in the margin is due to lower yields on interest-earning assets. Average total deposits grew $333 million from the second quarter 2020 to the third quarter 2020. Checking and savings deposits represented ninety-seven percent of the Company’s average deposit base during the third quarter 2020 generating a 0.03 percent annualized cost of funding interest-earning assets.

The Company continues to work with loan customers requesting deferral of loan payments due to economic weakness caused by the pandemic. At September 30, 2020, consumer loans granted loan deferrals totaled $5.0 million, commercial real estate loans with deferred payments totaled $19.1 million, primarily for hospitality, restaurant and retail properties, and commercial loans with deferred payments totaled $209 thousand. The commercial real estate loans with deferred payments are seasoned with low loan-to-value ratios.

Nonperforming assets were $4.8 million at September 30, 2020. The Company’s allowance for credit losses was $24.2 million at September 30, 2020. The Company recognized no provision for credit losses in the third quarter 2020.

Noninterest income for the third quarter 2020 totaled $10.5 million, compared to $9.6 million for the second quarter 2020; the increase is due to an improvement in merchant processing service fees and debit card fees. Noninterest income was $1.3 million lower for the third quarter 2020 compared to the third quarter 2019; the decrease is due to lower economic activity reducing activity-based fees related to deposit accounts.

Noninterest expense for the third quarter 2020 was $24.6 million compared to $24.8 million for the second quarter 2020 and $24.0 million for the third quarter 2019.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
     Westamerica Bancorporation
     1108 Fifth Avenue, San Rafael, CA 94901
     Robert A. Thorson – SVP & Treasurer
     707-863-6840
     investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2019 filed on Form 10-K and quarterly report for the quarter ended June 30, 2020 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 15, 2020
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2020

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Net Interest and Fee Income (FTE)	$41,780	$40,349	3.5%	$42,063
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	10,476	11,809	-11.3%	9,554
Noninterest Expense	24,603	24,033	2.4%	24,754
Income Before Taxes (FTE)	27,653	28,125	-1.7%	26,863
Income Tax Provision (FTE)	7,602	7,735	-1.7%	7,301
Net Income	$20,051	$20,390	-1.7%	$19,562

Average Common Shares Outstanding	26,930	26,986	-0.2%	26,935
Diluted Average Common Shares	26,946	27,027	-0.3%	26,951

Operating Ratios:
Basic Earnings Per Common Share	$0.74	$0.76	-2.6%	$0.72
Diluted Earnings Per Common Share	0.74	0.75	-1.3%	0.72
Return On Assets (a)	1.24%	1.45%		1.30%
Return On Common Equity (a)	11.2%	11.9%		11.1%
Net Interest Margin (FTE) (a)	2.78%	3.11%		2.99%
Efficiency Ratio (FTE)	47.1%	46.1%		48.0%

Dividends Paid Per Common Share	$0.41	$0.41	0.0%	$0.41
Common Dividend Payout Ratio	55%	55%		57%

			%
	9/30’20YTD	9/30’19YTD	Change

Net Interest and Fee Income (FTE)	$124,390	$120,925	2.9%
Provision for Credit Losses	4,300	-	n/m
Noninterest Income	31,678	35,676	-11.2%
Noninterest Expense	74,021	74,777	-1.0%
Income Before Taxes (FTE)	77,747	81,824	-5.0%
Income Tax Provision (FTE)	21,172	22,163	-4.5%
Net Income	$56,575	$59,661	-5.2%

Average Common Shares Outstanding	26,977	26,924	0.2%
Diluted Average Common Shares	26,998	26,976	0.1%

Operating Ratios:
Basic Earnings Per Common Share	$2.10	$2.22	-5.4%
Diluted Earnings Per Common Share	2.10	2.21	-5.0%
Return On Assets (a)	1.25%	1.43%
Return On Common Equity (a)	10.7%	11.9%
Net Interest Margin (FTE) (a)	2.95%	3.12%
Efficiency Ratio (FTE)	47.4%	47.8%

Dividends Paid Per Common Share	$1.23	$1.22	0.8%
Common Dividend Payout Ratio	59%	55%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Interest and Fee Income (FTE)	$42,246	$40,804	3.5%	$42,498
Interest Expense	466	455	2.4%	435
Net Interest and Fee Income (FTE)	$41,780	$40,349	3.5%	$42,063

Average Earning Assets	$6,001,287	$5,176,744	15.9%	$5,635,014
Average Interest-
Bearing Liabilities	2,931,717	2,586,880	13.3%	2,774,450

Yield on Earning Assets (FTE) (a)	2.81%	3.15%		3.02%
Cost of Funds (a)	0.03%	0.04%		0.03%
Net Interest Margin (FTE) (a)	2.78%	3.11%		2.99%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.07%		0.06%
Net Interest Spread (FTE) (a)	2.75%	3.08%		2.96%

			%
	9/30’20YTD	9/30’19YTD	Change

Interest and Fee Income (FTE)	$125,733	$122,362	2.8%
Interest Expense	1,343	1,437	-6.5%
Net Interest and Fee Income (FTE)	$124,390	$120,925	2.9%

Average Earning Assets	$5,627,517	$5,173,581	8.8%
Average Interest-
Bearing Liabilities	2,785,451	2,640,705	5.5%

Yield on Earning Assets (FTE) (a)	2.98%	3.16%
Cost of Funds (a)	0.03%	0.04%
Net Interest Margin (FTE) (a)	2.95%	3.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.07%
Net Interest Spread (FTE) (a)	2.92%	3.09%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Total Assets	$6,414,399	$5,570,843	15.1%	$6,058,365
Total Earning Assets	6,001,287	5,176,744	15.9%	5,635,014
Total Loans	1,312,758	1,142,668	14.9%	1,232,073
Total Commercial Loans	444,091	231,232	92.1%	344,053
Paycheck Protection Program (PPP) Loans	243,104	-	n/m	132,500
Commercial Loans	200,987	231,232	-13.1%	211,553
Commercial RE Loans	566,626	579,069	-2.1%	578,572
Consumer Loans	302,041	332,367	-9.1%	309,448
Total Investment Securities	4,360,119	3,687,049	18.3%	3,957,851
Equity Securities	-	352	n/m	-
Debt Securities Available For Sale	3,750,737	2,862,537	31.0%	3,293,009
Debt Securities Held To Maturity	609,382	824,160	-26.1%	664,842
Total Interest-Bearing Cash	328,410	347,027	-5.4%	445,090

Loans/Deposits	23.7%	24.0%		23.7%

			%
	9/30’20YTD	9/30’19YTD	Change

Total Assets	$6,044,098	$5,580,965	8.3%
Total Earning Assets	5,627,517	5,173,581	8.8%
Total Loans	1,223,250	1,177,057	3.9%
Total Commercial Loans	337,566	258,317	30.7%
PPP Loans	125,632	-	n/m
Commercial Loans	211,934	258,317	-18.0%
Commercial RE Loans	574,950	580,453	-0.9%
Consumer Loans	310,734	338,287	-8.1%
Total Investment Securities	4,055,733	3,675,102	10.4%
Equity Securities	-	1,285	n/m
Debt Securities Available For Sale	3,394,467	2,782,898	22.0%
Debt Securities Held To Maturity	661,266	890,919	-25.8%
Total Interest-Bearing Cash	348,534	321,422	8.4%

Loans/Deposits	23.6%	24.6%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Total Deposits	$5,533,144	$4,770,976	16.0%	$5,200,475
Noninterest Demand	2,695,458	2,234,494	20.6%	2,496,840
Interest-Bearing Transaction	1,039,833	916,180	13.5%	980,872
Savings	1,634,814	1,441,282	13.4%	1,558,201
Time greater than $100K	72,045	77,568	-7.1%	72,267
Time less than $100K	90,994	101,452	-10.3%	92,295
Total Short-Term Borrowings	94,031	50,398	86.6%	70,116
Other Borrowed Funds	-	-	n/m	699
Shareholders’ Equity	714,400	681,513	4.8%	705,882

Demand Deposits/
Total Deposits	48.7%	46.8%		48.0%
Transaction & Savings
Deposits / Total Deposits	97.1%	96.2%		96.8%

			%
	9/30’20YTD	9/30’19YTD	Change

Total Deposits	$5,188,797	$4,789,084	8.3%
Noninterest Demand	2,472,495	2,203,755	12.2%
Interest-Bearing Transaction	987,666	935,811	5.5%
Savings	1,563,387	1,464,037	6.8%
Time greater than $100K	72,718	80,142	-9.3%
Time less than $100K	92,531	105,339	-12.2%
Total Short-Term Borrowings	68,917	55,376	24.5%
Other Borrowed Funds	232	-	n/m
Shareholders’ Equity	708,559	669,043	5.9%

Demand Deposits/
Total Deposits	47.7%	46.0%
Transaction & Savings
Deposits / Total Deposits	96.8%	96.1%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3’2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,001,287	$42,246	2.81%
Total Loans (FTE)	1,312,758	15,394	4.67%
Total Commercial Loans (FTE)	444,091	4,648	4.16%
PPP Loans	243,104	2,501	4.08%
Commercial Loans (FTE)	200,987	2,147	4.25%
Commercial RE Loans	566,626	7,298	5.12%
Consumer Loans	302,041	3,448	4.54%
Total Investments (FTE)	4,360,119	26,768	2.46%
Total Interest-Bearing Cash	328,410	84	0.10%

Interest Expense Paid
Total Earning Assets	6,001,287	466	0.03%
Total Interest-Bearing Liabilities	2,931,717	466	0.06%
Total Interest-Bearing Deposits	2,837,686	450	0.06%
Interest-Bearing Transaction	1,039,833	85	0.03%
Savings	1,634,814	238	0.06%
Time less than $100K	90,994	47	0.21%
Time greater than $100K	72,045	80	0.44%
Total Short-Term Borrowings	94,031	16	0.07%
Other Borrowed Funds	-	-	n/m

Net Interest Income and
Margin (FTE)		$41,780	2.78%

	Q3’2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,176,744	$40,804	3.15%
Total Loans (FTE)	1,142,668	14,535	5.05%
Commercial Loans (FTE)	231,232	3,102	5.32%
Commercial RE Loans	579,069	7,772	5.32%
Consumer Loans	332,367	3,661	4.37%
Total Investments (FTE)	3,687,049	24,368	2.64%
Total Interest-Bearing Cash	347,027	1,901	2.14%

Interest Expense Paid
Total Earning Assets	5,176,744	455	0.04%
Total Interest-Bearing Liabilities	2,586,880	455	0.07%
Total Interest-Bearing Deposits	2,536,482	447	0.07%
Interest-Bearing Transaction	916,180	92	0.04%
Savings	1,441,282	210	0.06%
Time less than $100K	101,452	64	0.25%
Time greater than $100K	77,568	81	0.41%
Total Short-Term Borrowings	50,398	8	0.06%

Net Interest Income and
Margin (FTE)		$40,349	3.11%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Service Charges on Deposits	$3,298	$4,510	-26.9%	$3,151
Merchant Processing Services	2,860	2,494	14.7%	2,277
Debit Card Fees	1,611	1,641	-1.8%	1,459
Trust Fees	756	733	3.1%	714
ATM Processing Fees	606	725	-16.4%	518
Other Service Fees	454	580	-21.7%	420
Financial Services Commissions	58	75	-22.7%	123
Securities Gains	-	-	n/m	71
Other Operating	833	1,051	-20.7%	821
Total Noninterest Income	$10,476	$11,809	-11.3%	$9,554

Total Revenue (FTE)	$52,256	$52,158	0.2%	$51,617
Noninterest Income/Revenue (FTE)	20.0%	22.6%		18.5%
Service Charges/Avg. Deposits (a)	0.24%	0.38%		0.24%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.72	$7.67	0.7%	$7.71

			%
	9/30’20YTD	9/30’19YTD	Change

Service Charges on Deposits	$10,697	$13,508	-20.8%
Merchant Processing Services	7,495	7,708	-2.8%
Debit Card Fees	4,538	4,789	-5.2%
Trust Fees	2,247	2,199	2.2%
ATM Processing Fees	1,703	2,080	-18.1%
Other Service Fees	1,380	1,742	-20.8%
Financial Services Commissions	306	270	13.4%
Life Insurance Gains	-	433	n/m
Securities Gains	71	50	n/m
Other Operating (4)	3,241	2,897	11.9%
Total Noninterest Income	$31,678	$35,676	-11.2%

Total Revenue (FTE)	$156,068	$156,601	-0.3%
Noninterest Income/Revenue (FTE)	20.3%	22.8%
Service Charges/Avg. Deposits (a)	0.28%	0.38%
Total Revenues (FTE) Per Avg./
Common Share (a)	$7.73	$7.78	-0.6%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Salaries & Benefits	$12,540	$12,559	-0.2%	$12,900
Occupancy and Equipment	5,014	5,199	-3.6%	4,791
Outsourced Data Processing	2,338	2,374	-1.5%	2,324
Professional Fees	669	645	3.7%	643
Courier Service	500	456	9.6%	508
Amortization of
Identifiable Intangibles	72	76	-5.3%	73
Other Operating	3,470	2,724	27.4%	3,515
Total Noninterest Expense	$24,603	$24,033	2.4%	$24,754

Noninterest Expense/
Avg. Earning Assets (a)	1.63%	1.84%		1.77%
Noninterest Expense/Revenues (FTE)	47.1%	46.1%		48.0%

			%
	9/30’20YTD	9/30’19YTD	Change

Salaries & Benefits	$38,458	$38,757	-0.8%
Occupancy and Equipment	14,737	15,163	-2.8%
Outsourced Data Processing	7,067	7,110	-0.6%
Professional Fees	1,701	1,791	-5.0%
Courier Service	1,499	1,349	11.1%
Amortization of
Identifiable Intangibles	218	465	-53.1%
Loss Contingency (1)	-	553	n/m
Other Operating	10,341	9,589	7.8%
Total Noninterest Expense	$74,021	$74,777	-1.0%

Noninterest Expense/
Avg. Earning Assets (a)	1.76%	1.93%
Noninterest Expense/Revenues (FTE)	47.4%	47.8%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Average Total Loans	$1,312,758	$1,142,668	14.9%	$1,232,073

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$24,529	$20,117	21.9%	$24,804
Provision for Credit Losses	-	-	n/m	-
Net ACLL Losses	(387)	(289)	33.9%	(275)
End of Period ACLL	$24,142	$19,828	21.8%	$24,529
Gross ACLL Recoveries /
Gross ACLL Losses	56%	72%		66%
Net ACLL Losses /
Avg. Total Loans (a)	0.12%	0.10%		0.09%

			%
	9/30’20YTD	9/30’19YTD	Change

Average Total Loans	$1,223,250	$1,177,057	3.9%

Prior Period Allowance for
Credit Losses on Loans (ACLL)	$19,484	$21,351	-8.7%
Adoption of ASU 2016-13(2)	2,017	-	n/m
Beginning of Period ACLL	21,501	21,351	0.7%
Provision for Credit Losses	4,300	-	n/m
Net ACLL Losses	(1,659)	(1,523)	8.9%
End of Period ACLL	$24,142	$19,828	21.8%
Gross ACLL Recoveries /
Gross ACLL Losses	49%	55%
Net ACLL Losses /
Avg. Total Loans (a)	0.18%	0.17%

	(dollars in thousands)
			%
	9/30/20	9/30/19	Change	6/30/20
Allowance for Credit Losses on Loans	$24,142	$19,828	21.8%	$24,529
Allowance for Credit Losses on
HTM Securities	16	-	n/m	16
Total Allowance for Credit Losses	$24,158	$19,828	21.8%	$24,545

Allowance for Unfunded
Credit Commitments	53	2,308	-97.7%	53

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/20	9/30/19	Change	6/30/20
Nonperforming Loans:
Nonperforming Nonaccrual	$409	$633	-35.4%	$590
Performing Nonaccrual	3,971	3,670	8.2%	3,643
Total Nonaccrual Loans	4,380	4,303	1.8%	4,233
90+ Days Past Due Accruing Loans	360	351	2.6%	290
Total	4,740	4,654	1.8%	4,523
Repossessed Loan Collateral	43	43	0.0%	43
Total Nonperforming Assets	$4,783	$4,697	1.8%	$4,566

Total Loans Outstanding	$1,310,009	$1,133,229	15.6%	$1,316,359

Total Assets	$6,563,215	$5,616,055	16.9%	$6,463,889

Loans:
Allowance for Credit Losses on Loans	$24,142	$19,828	21.8%	$24,529
Allowance for Credit Losses on Loans /
Loans	1.84%	1.75%		1.86%
Nonperforming Loans/Total Loans	0.36%	0.41%		0.34%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/20	9/30/19	Change	6/30/20

Shareholders’ Equity	$825,576	$713,378	15.7%	$808,076
Total Assets	6,563,215	5,616,055	16.9%	6,463,889
Shareholders’ Equity/
Total Assets	12.58%	12.70%		12.50%
Shareholders’ Equity/
Total Loans	63.02%	62.95%		61.39%
Tangible Common Equity Ratio	10.91%	10.75%		10.81%
Common Shares Outstanding	26,898	27,014	-0.4%	26,933
Common Equity Per Share	$30.69	$26.41	16.2%	$30.00
Market Value Per Common Share	54.35	62.18	-12.6%	57.42

Share Repurchase Programs
	(shares in thousands)
			%
	Q3’2020	Q3’2019	Change	Q2’2020

Total Shares Repurchased	35	-	n/m	13
Average Repurchase Price	$52.42	$-	n/m	$52.27
Net Shares Repurchased (Issued)	35	(52)	n/m	(1)

			%
	9/30'20YTD	9/30'19YTD	Change

Total Shares Repurchased	228	8	n/m
Average Repurchase Price	$51.39	$61.98	n/m
Net Shares Repurchased ( Issued)	164	(284)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/20	9/30/19	Change	6/30/20
Assets:
Cash and Due from Banks	$398,964	$415,639	-4.0%	$500,820

Investment Securities:
Equity Securities	-	-	n/m	-
Debt Securities Available For Sale	3,983,994	2,983,767	33.5%	3,708,370
Debt Securities Held To Maturity (3)	577,795	793,216	-27.2%	638,281

Loans	1,310,009	1,133,229	15.6%	1,316,359
Allowance For Credit Losses on Loans	(24,142)	(19,828)	21.8%	(24,529)
Total Loans, net	1,285,867	1,113,401	15.5%	1,291,830

Other Real Estate Owned	43	43	0.0%	43
Premises and Equipment, net	33,437	34,080	-1.9%	34,061
Identifiable Intangibles, net	1,173	1,464	-19.9%	1,245
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	160,269	152,772	4.9%	167,566

Total Assets	$6,563,215	$5,616,055	16.9%	$6,463,889

Liabilities and Shareholders’ Equity:
Deposits:
Noninterest-Bearing	$2,684,028	$2,265,640	18.5%	$2,702,885
Interest-Bearing Transaction	1,040,712	910,566	14.3%	997,593
Savings	1,653,000	1,445,210	14.4%	1,605,169
Time	161,450	175,207	-7.9%	162,765
Total Deposits	5,539,190	4,796,623	15.5%	5,468,412

Short-Term Borrowed Funds	107,973	45,646	136.5%	86,170
Other Liabilities	90,476	60,408	49.8%	101,231
Total Liabilities	5,737,639	4,902,677	17.0%	5,655,813

Shareholders’ Equity:
Common Equity:
Paid-In Capital	467,236	463,424	0.8%	467,386
Accumulated Other
Comprehensive Income	103,623	20,454	n/m	93,732
Retained Earnings	254,717	229,500	11.0%	246,958
Total Shareholders’ Equity	825,576	713,378	15.7%	808,076

Total Liabilities and
Shareholders’ Equity	$6,563,215	$5,616,055	16.9%	$6,463,889

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3’2020	Q3’2019	Change	Q2’2020
Interest & Fee Income:
Loans	$15,291	$14,431	6.0%	$15,278
Investment Securities:
Equity Securities	103	92	12.0%	103
Debt Securities Available For Sale	22,652	18,736	20.9%	22,429
Debt Securities Held To Maturity	3,235	4,535	-28.7%	3,616
Interest-Bearing Cash	84	1,901	-95.6%	113
Total Interest & Fee Income	41,365	39,694	4.2%	41,539

Interest Expense:
Transaction Deposits	85	92	-7.6%	74
Savings Deposits	238	210	13.3%	224
Time Deposits	127	145	-12.4%	126
Short-Term Borrowed Funds	16	8	95.1%	10
Other Borrowed Funds	-	-	n/m	1
Total Interest Expense	466	455	2.4%	435

Net Interest Income	40,899	39,240	4.2%	41,104

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,298	4,510	-26.9%	3,151
Merchant Processing Services	2,860	2,494	14.7%	2,277
Debit Card Fees	1,611	1,641	-1.9%	1,459
Trust Fees	756	733	3.0%	714
ATM Processing Fees	606	725	-16.4%	518
Other Service Fees	454	580	-21.7%	420
Financial Services Commissions	58	75	-22.7%	123
Securities Gains	-	-	n/m	71
Other Operating	833	1,051	-20.7%	821
Total Noninterest Income	10,476	11,809	-11.3%	9,554

Noninterest Expense:
Salaries and Benefits	12,540	12,559	-0.2%	12,900
Occupancy and Equipment	5,014	5,199	-3.6%	4,791
Outsourced Data Processing	2,338	2,374	-1.5%	2,324
Professional Fees	669	645	3.7%	643
Courier Service	500	456	9.6%	508
Amortization of Identifiable Intangibles	72	76	-5.3%	73
Other Operating	3,470	2,724	27.4%	3,515
Total Noninterest Expense	24,603	24,033	2.4%	24,754

Income Before Income Taxes	26,772	27,016	-0.9%	25,904
Income Tax Provision	6,721	6,626	1.4%	6,342
Net Income	$20,051	$20,390	-1.7%	$19,562

Average Common Shares Outstanding	26,930	26,986	-0.2%	26,935
Diluted Common Shares Outstanding	26,946	27,027	-0.3%	26,951

Per Common Share Data:
Basic Earnings	$0.74	$0.76	-2.6%	$0.72
Diluted Earnings	0.74	0.75	-1.3%	0.72
Dividends Paid	0.41	0.41	0.0%	0.41
			%
	9/30’20YTD	9/30’19YTD	Change
Interest & Fee Income:
Loans	$44,378	$44,050	0.7%
Investment Securities:
Equity Securities	309	289	6.9%
Debt Securities Available For Sale	66,396	54,080	22.8%
Debt Securities Held To Maturity	10,759	14,788	-27.2%
Interest-Bearing Cash	1,053	5,597	-81.2%
Total Interest & Fee Income	122,895	118,804	3.4%

Interest Expense:
Transaction Deposits	243	333	-27.0%
Savings Deposits	679	637	6.5%
Time Deposits	386	440	-12.3%
Short-Term Borrowed Funds	34	27	25.9%
Other Borrowed Funds	1	-	n/m
Total Interest Expense	1,343	1,437	-6.5%

Net Interest Income	121,552	117,367	3.6%

Provision for Credit Losses	4,300	-	n/m

Noninterest Income:
Service Charges	10,697	13,508	-20.8%
Merchant Processing Services	7,495	7,708	-2.8%
Debit Card Fees	4,538	4,789	-5.2%
Trust Fees	2,247	2,199	2.2%
ATM Processing Fees	1,703	2,080	-18.1%
Other Service Fees	1,380	1,742	-20.8%
Financial Services Commissions	306	270	13.3%
Life Insurance Gains	-	433	n/m
Securities Gains	71	50	n/m
Other Operating (4)	3,241	2,897	11.9%
Total Noninterest Income	31,678	35,676	-11.2%

Noninterest Expense:
Salaries and Benefits	38,458	38,757	-0.8%
Occupancy and Equipment	14,737	15,163	-2.8%
Outsourced Data Processing	7,067	7,110	-0.6%
Professional Fees	1,701	1,791	-5.0%
Courier Service	1,499	1,349	11.1%
Amortization of Identifiable Intangibles	218	465	-53.1%
Loss Contingency (1)	-	553	n/m
Other Operating	10,341	9,589	7.8%
Total Noninterest Expense	74,021	74,777	-1.0%

Income Before Income Taxes	74,909	78,266	-4.3%
Income Tax Provision	18,334	18,605	-1.5%
Net Income	$56,575	$59,661	-5.2%

Average Common Shares Outstanding	26,977	26,924	0.2%
Diluted Common Shares Outstanding	26,998	26,976	0.1%

Per Common Share Data:
Basic Earnings	$2.10	$2.22	-5.4%
Diluted Earnings	2.10	2.21	-5.0%
Dividends Paid	1.23	1.22	0.8%

Footnotes and Abbreviations:

(1) In the second quarter 2019, the Company recorded a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand loss settlement to dismiss a lawsuit.

(2) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (“CECL”), resulting in a period opening adjustment to the allowance for credit losses for loans and held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders’ equity.

(3) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $577,795 thousand at September 30, 2020 and $638,281 thousand at June 30, 2020 are net of related reserve for expected credit losses of $16 thousand.

(4) The Company received $603 thousand in excess of amounts charged-off in prior periods on a purchased loan during the first quarter 2020, representing the recovery of a purchased loan credit-risk discount.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.